UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

FSI International, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on January 18, 2012

Meeting Information
Meeting Type: Annual Meeting
FSI INTERNATIONAL, INC.	For holders as of: November 23, 2011
Date: January 18, 2012 Time: 3:30 PM CST
Location: Company’s Headquarters
3455 Lyman Boulevard
Chaska, Minnesota 55318
Directions: Contact
Joyce Kasper at 952.448.8922

FSI INTERNATIONAL, INC. 3455 LYMAN BLVD. CHASKA, MN 55318-3052	You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  1. Notice and Proxy Statement/Annual Report, including 10-K wrap

  How to View Online:

Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:            www.proxyvote.com

2) BY TELEPHONE:       1-800-579-1639

3) BY E-MAIL*:               sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 04, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees

01	James A. Bernards 02 Donald S. Mitchell

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	To approve an amended and restated FSI International, Inc. 2008 Omnibus Stock Plan, including an amendment to increase the aggregate number of shares of our common stock reserved for issuance under the plan by 1,000,000.

3.	To hold an advisory vote on the compensation of our named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.	To hold an advisory vote on the frequency of the advisory vote on executive compensation.

The Board of Directors recommends you vote FOR the following proposal:

5.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 25, 2012.

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including the election of any director if any of the nominees is unable to serve or for good cause will not serve.

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